UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]	Definitive Information Statement

INDIGO-ENERGY, INC.

(Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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INDIGO-ENERGY, INC.

74 N. Pecos Road, Suite D

Henderson, NV 89074

(702) 463-8528

NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

October __, 2014

This notice and the accompanying Information Statement is being furnished to the stockholders of Indigo-Energy, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), with respect to a written consent to action received from the holders of 59.37% of the issued and outstanding shares of the Company’s Common Stock adopting resolutions approving the following corporate actions:

1.	To effect a reverse split of the Company’s issued and outstanding shares of Common Stock in a ratio of one (1) new share for every forty-four (44) shares issued and outstanding pursuant to Section 78.2055 of the Nevada Revised Statutes; and

2.	To amend and restate the Company’s Articles of Incorporation as set forth in the Amended and Restated Articles of Incorporation attached to and forming a part of the accompanying Information Statement (the “Amended and Restated Articles”).

The Amended and Restated Articles include the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of our Common Stock.

Only Company stockholders of record at 8:00 a.m. PST on October 8, 2014 are entitled to receive the accompanying Information Statement.

The Amended and Restated Articles will become effective on the earlier of (i) 21 days from the date the accompanying Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion. The Amended and Restated Articles will become effective upon the effective date of their filing with the Nevada Secretary of State as set forth therein.

Your vote or consent is not requested or required, and our Board of Directors is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company’s Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ James C. Walter, Sr.

James C. Walter, Sr.

President and Director

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INDIGO-ENERGY, INC.

74 N. Pecos Road, Suite D

Henderson, NV 89074

(702) 463-8528

INFORMATION STATEMENT

Date first mailed to stockholders: October __, 2014

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of Indigo-Energy, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolution of our Board of Directors on October 8, 2014. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate actions as quickly as possible, our Board of Directors resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated October __, 2014 and is first being mailed to stockholders on or about October __, 2014. Only stockholders of record at 8:00 a.m. PST on October 8, 2014 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTIONS

1. PROPOSAL TO REVERSE SPLIT THE ISSUED AND OUTSTANDING COMMON SHARES

The number of issued and outstanding shares of the Company’s Common Stock held by each stockholder of record at 5:00 p.m. PST on the effective date of the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) with the Amended and Restated Articles attached thereto (the “Effective Date”) will be reverse split on the basis that forty-four (44) issued and outstanding shares of Common Stock will become one (1) issued and outstanding share of Common Stock without a corresponding decrease of the number of authorized shares of Common Stock (the “Reverse Split”).

The Board of Directors believes that the Reverse Split will make the Company’s capital structure more appealing to prospective investors and thereby facilitate the raising of capital through equity financings. While it is generally expected that a reverse split will result in a proportionate increase in the market price of the reverse split shares, because of lack of trading in our shares there can be no assurance that our Common Stock will trade at a multiple of forty-four (44) times our current price or that any price increase will be sustained. If the market price of our Common Stock declines after the implementation of the Reverse Split, then the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of the Reverse Split. Further, the fact that we have no revenue and minimal assets may greatly impact our stock price and the ability to liquidate your shares.

The Reverse Split will not affect the number of shares of Common Stock that the Company is authorized to issue but will simply reduce the number of issued and outstanding shares of Common Stock. As of the Record Date, the Company had 2,000,000,000 shares of Common Stock authorized, all of which were issued and outstanding. On the Effective Date, pursuant to the Reverse Split, the number of issued and outstanding shares of Common Stock will be reduced to approximately 45,454,546 shares. The Reverse Split may result in some of our stockholders owning “odd lots” (i.e., a number of shares of our Common Stock not divisible by 10). Stockholders owning “odd lots” may experience difficulty selling their shares in the open market.

The Reverse Split will affect all of our stockholders holding shares of Common Stock uniformly. The Reverse Split will not apply to or otherwise affect our authorized Preferred Stock, none of which is currently outstanding. The Reverse Split will not affect any stockholder’s proportionate voting power or percentage ownership interest in the Company as of the Record Date, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. In any event, any fractional share of Common Stock that otherwise results from the Reverse Split will automatically be rounded up to the nearest whole number of shares.

2. PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

Our Board of Directors has determined that the current Articles of Incorporation of the Company are inadequate for our current and anticipated future needs. Therefore, on October 8, 2014, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation of the Company in the form of the Amended and Restated Articles of Incorporation attached hereto (the “Amended and Restated Articles”).

There are several key substantive differences between the current Articles of Incorporation of the Company and the Amended and Restated Articles, as follows:

(i) EFFECTIVELY INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

ARTICLE III, Section A of the Amended and Restated Articles provides that the Company is authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock”; that the total number of shares of capital stock that the Company is authorized to issue is 2,200,000,000 shares, 2,000,000,000 shares of which shall be Common Stock, par value $.001 per share, and 200,000,000 shares of which shall be Preferred Stock, par value $.001 per share. In substance, these provisions are not different from the authorized capital stock provisions in effect as set forth in the current Articles of Incorporation of the Company (except for the increase in the total number of authorized shares of Preferred Stock from 100,000,000 to 200,000,000 (see discussion below)). However, ARTICLE III, Section A of the Amended and Restated Articles also contains provisions that effect the Reverse Split upon the effective date of the filing of the Amended and Restated Articles with the Nevada Secretary of State. In connection therewith, ARTICLE III, Section A of the Amended and Restated Articles expressly provides that the Reverse Split will not affect the total number of shares of Common Stock that the Company is authorized to issue, which, notwithstanding the Reverse Split, is 2,000,000,000 shares. Accordingly, upon effectiveness of the Reverse Split, the number of issued and outstanding shares of Common Stock will be reduced from 2,000,000,000 to approximately 45,454,546, without a corresponding decrease in the total number of shares of Common Stock that the Company is authorized to issue. As a result, the total number of authorized but unissued shares of Common Stock that will be available for future issuance by the Company in effect will be increased upon effectiveness of the Reverse Split by the number by which the issued and outstanding shares of Common Stock was effectively decreased pursuant to the Reverse Split.

This increase in the total number of authorized but unissued shares of Common Stock will provide the Company with needed capital stock to enable it to undertake financing transactions in which the Company may employ its Common Stock and/or Preferred Stock (if available for issuance), including transactions to raise working capital through the sale of Common Stock and/or Preferred Stock. The Company’s Board of Directors is of the view that the number of shares of Common Stock currently authorized will not be sufficient to satisfy anticipated future needs. The Board of Directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, Preferred Stock (if available for issuance), without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares of Common Stock will enhance the Company’s flexibility in connection with public or private offerings, conversions of convertible securities, issuances of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders’ meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company’s securities then may be listed. Management of the Company is at all times investigating additional sources of financing that the Board of Directors believes will be in the Company’s best interests and in the best interests of the stockholders of the Company.

Upon effectiveness of the Amended and Restated Articles, the Reverse Split will not affect the par value of the Common Stock. As a result, as of the Effective Date of the Reverse Split, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Split ratio of one (1) share for forty-four (44) shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. In addition, the per-share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

The effective increase in the Company’s authorized but unissued shares of Common Stock that will result pursuant to the Reverse Split upon effectiveness of the Amended and Restated Articles will cause the Board of Directors to have the authority to issue a larger number of authorized shares of Common Stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending on the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of the Common Stock.

(ii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AVAILABLE FOR FUTURE ISSUANCE

ARTICLE III, Section A of the Amended and Restated Articles provides that the Company is authorized to issue 200,000,000 shares of Preferred Stock, par value $.001 per share. Before the effective date of the filing of the Amended and Restated Articles with the Nevada Secretary of State, the Company is authorized to issue only 100,000,000 shares of Preferred Stock, par value $.001 per share. Accordingly, upon the effective date of the filing of the Amended and Restated Articles with the Nevada Secretary of State, ARTICLE III, Section A of the Amended and Restated Articles in effect will increase the Company’s authorized shares of Preferred Stock by 100,000,000 shares. However, before the effective date of the filing of the Amended and Restated Articles with the Nevada Secretary of State, (a) 25,000,000 shares of Preferred Stock had been designated Series A Convertible Super Preferred Stock (and later reduced to 24,993,750 shares of Preferred Stock designated Series A Convertible Super Preferred Stock), none of which is currently outstanding or available for future issuance or re-designation; (b) 75,000,000 shares of Preferred Stock had been designated Series B Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation; (c) 100 shares of Preferred Stock had been designated Series C Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation; and (d) 100 shares of Preferred Stock had been designated Series D Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation. As of the Record Date and the date of this Information Statement, no shares of Preferred Stock are outstanding. Based on the foregoing, if ARTICLE III, Section A of the Amended and Restated did not increase the Company’s authorized shares of Preferred Stock by 100,000,000 shares, then the Company would have available for future issuance only 6,050 shares of Preferred Stock out of the 100,000,000 shares of previously-authorized Preferred Stock. The Company’s Board of Directors is of the view that that number of authorized shares of Preferred Stock may not be sufficient to satisfy anticipated future needs. The net increase of authorized shares of Preferred Stock pursuant to ARTICLE III, Section A of the Amended and Restated Articles is 100,000,000 shares, and, as a result, as of the effective date of the Amended and Restated Articles, the Company will have available for future issuance a net total of 100,006,050 authorized shares of Preferred Stock. The Board of Directors considers it to desirable that the Company have the flexibility to issue these additional authorized shares of Preferred Stock, when and where appropriate or necessary, without further stockholder action (see paragraph (iii) below), unless otherwise required by law or other regulations. The availability of these additional authorized shares of Preferred Stock will enhance the Company’s flexibility in connection with private offerings, acquisition transactions and other general corporate purposes.

(iii) AUTHORIZE OUR BOARD OF DIRECTORS TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK

ARTICLE III, Section B of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. ARTICLE III, Section B of the Amended and Restated Articles also provides that, subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in the Company’s Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any such additional series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. ARTICLE III, Section B of the Amended and Restated Articles also provides that, subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding, and that, in case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series. In substance, these provisions are not materially different from the authorized capital stock provisions in effect as set forth in the current Articles of Incorporation of the Company. However, these provisions provide more specific details about our Board of Directors’ general blank check authority to designate and issue series of Preferred Stock, which general blank check authority was already provided in the current Articles of Incorporation of the Company.

These provisions of the Amended and Restated Articles give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. These provisions of the Amended and Restated Articles provide the Company increased financial flexibility in meeting future capital requirements by providing another type of security in addition to the Company’s Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in shares of Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by such Preferred Stock outweighs such possible disadvantages. To the extent that the Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover effects, the Preferred Stock could encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the Company’s stockholders’ interests.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

There currently are no plans, arrangements, commitments or understandings for the issuance of additional shares of Preferred Stock that are authorized by the Amended and Restated Articles. At the date of this Information Statement, no shares of Preferred Stock are outstanding.

(iv) AUTHORIZE OUR BOARD OF DIRECTORS TO CREATE AND ISSUE RIGHTS TO PURCHASE SECURITIES

ARTICLE IV of the Amended and Restated Articles authorizes our Board of Directors, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. ARTICLE IV of the Amended and Restated Articles provides that the times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. ARTICLE IV of the Amended and Restated Articles provides that the authority of the Board of Directors with respect to such rights will include, but not be limited to, determination of the following: (a) the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights; (b) provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from any other stock or other securities of the Company; (c) provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Company, a change in ownership of the Company’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Company or any stock of the Company, and provisions restricting the ability of the Company to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Company under such rights; (d) provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Company the right to exercise such rights and/or cause the rights held by such holder to become void; (e) provisions that permit the Company to redeem or exchange such rights; and (f) the appointment of a rights agent with respect to such rights. The creation or issuance of any or all of such rights could have anti-takeover ramifications.

(v) PROVIDE FOR THE LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

ARTICLE VI of the Amended and Restated Articles contains provisions relating to the limitation of liability of the directors and officers of the Company. They generally provide that the personal liability of the directors and officers of the Company is eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same exist or later may be amended. In addition, they provide that no director or officer of the Company will be liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300. ARTICLE VI of the Amended and Restated Articles provides that no amendment, modification or repeal of the limitation of liability provisions contained in ARTICLE VI of the Amended and Restated Articles applies to or has any effect on the liability or alleged liability of any director or officer of the Company for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

(vi) PROVIDE FOR THE INDEMNIFICATION OF DIRECTORS AND OFFICERS

ARTICLE VII of the Amended and Restated Articles contains substantial provisions relating to indemnification. They generally provide that the Company, to the fullest extent permitted by the laws of the State of Nevada, as the same exist or may be amended (but in the case of such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such laws permitted the Company to provide before such amendment), indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person or a person for whom such person is the legal representative is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer of the Company or at the request of the Company as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against and from all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, the Amended and Restated Articles or any agreement with the Company) reasonably incurred or suffered by such person in connection therewith. ARTICLE VII of the Amended and Restated Articles also provides that the Company may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Company, and to persons who are serving or did serve at the request of the Company as an employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as provided to the directors and officers of the Company pursuant to the provisions of ARTICLE VII of the Amended and Restated Articles. In substance, the indemnification provisions set forth in ARTICLE VII of the Amended and Restated Articles are not materially different from the indemnification provisions in effect as set forth in the current Articles of Incorporation of the Company, except insofar as they are broader in scope and application (e.g., by providing authority that the Company may provide indemnification to employees and agents of the Company with the same scope and effect as provided to the directors and officers of the Company, which authority is not provided in the indemnification provisions in effect as set forth in the current Articles of Incorporation of the Company).

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

As described in more detail above, the Reverse Split will result in an effective increase in the number of authorized but unissued shares of our Common Stock, and the Amended and Restated Articles will result in an increase in the number of authorized but unissued shares of our Preferred Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase of the number of authorized but unissued shares of our Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors did not approve the Reverse Split with the intent that the Reverse Split be used as a type of anti-takeover device, and the Board of Directors did not approve the increase in the number of authorized but unissued shares of our Preferred Stock with the intent that such increase be used as a type of anti-takeover device.

In addition to the potential anti-takeover effects of an effective increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock, certain provisions of the Amended and Restated Articles also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

As described in more detail above, ARTICLE III, Section B of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board of Directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

Also as described in more detail above, ARTICLE IV of the Amended and Restated Articles authorizes our Board of Directors, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. The creation or issuance of any or all of such rights could have anti-takeover ramifications similar to those described in the preceding paragraph.

While the aforementioned provisions of the Amended and Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Amended and Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended and Restated Articles, the Bylaws or other governing documents of the Company, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Under Section 78.2055(1) of the Nevada Revised Statutes, the Board of Directors may decrease the number of issued and outstanding shares without decreasing the number of authorized shares if: (a) the board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares; and (b) the proposal is approved by the vote of stockholders holding a majority of the voting power.

Under Section 78.2055(3) of the Nevada Revised Statutes, if a proposed decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the adversely affected class or series.

Under Section 78.390(1) of the Nevada Revised Statutes, every amendment to the Company’s Articles of Incorporation must first be adopted by a resolution of the Board of Directors and must then be approved by stockholders entitled to vote on any such amendment. Under Section 78.390(1) of the Nevada Revised Statutes and the Company’s Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation.

Under Section 78.390(2) of the Nevada Revised Statutes, if any amendment to the Company’s Articles of Incorporation would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.

Pursuant to Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Under Section 78.320 of the Nevada Revised Statutes, an action authorized by written consent does not require a meeting of stockholders to be called or notice thereof to be given.

Our Board of Directors adopted resolutions on the Record Date setting forth for approval by stockholders the proposed corporate actions. At that time, the Company’s authorized capital consisted of 2,000,000,000 shares of Common Stock, $.001 par value per share, all of which were issued and outstanding, and 100,000,000 shares of Preferred Stock, $.001 par value per share, none of which is currently outstanding. On the Record Date, only the Company’s Common Stock carried voting rights (as no shares of the Company’s Preferred Stock were then outstanding), with each outstanding share of Common Stock entitling the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders. Accordingly, the Board of Directors submitted for approval both the proposal to effect the Reverse Split and the proposal to adopt and put into effect the Amended and Restated Articles to the vote of the holders of the issued and outstanding shares of Common Stock.

On the Record Date, eight of the Company’s stockholders held 1,187,469,487 shares of Common Stock, representing 59.37% of the voting power of our stockholders holding Common Stock. All of these stockholders voted in favor of the proposed corporate actions by written consent on the Record Date. Such vote constituted approval of the proposed corporate actions by 59.37% of the issued and outstanding shares of Common Stock. Since these stockholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATE

The proposed corporate actions will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion. Both the Reverse Split and the Amended and Restated Articles will become effective upon the effective date of the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) as set forth therein with the Amended and Restated Articles attached thereto (the “Effective Date”) pursuant to Section 78.403 of the Nevada Revised Statutes. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board of Directors determines that the action no longer is in the best interests of the Company and its stockholders.

DISSENTERS’ RIGHTS

Neither the Articles of Incorporation of the Company, nor the Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the aforementioned corporate actions.

EXCHANGE OF STOCK CERTIFICATES NOT REQUIRED

As of the Effective Date of the Reverse Split, each then-outstanding certificate evidencing ownership of shares of Common Stock will then evidence ownership of only the appropriate number of post-Reverse Split shares of Common Stock otherwise represented by such certificate; provided, however, that no such certificate will then evidence ownership of a fractional share of Common Stock, and any fractional share of Common Stock that otherwise results from the Reverse Split will automatically be rounded up to the nearest whole number of shares. Accordingly, stockholders will not be required to exchange their stock certificates issued before the Effective Date of the Reverse Split for new stock certificates representing shares of Common Stock after giving effect to the Reverse Split; provided, however, that, if any stockholder intends to sell in the public market the shares of Common Stock represented by any stock certificate issued before the Effective Date of the Reverse Split, then such stockholder first will be required to exchange such stock certificate for a new stock certificate (having a new CUSIP) representing shares of Common Stock after giving effect to the Reverse Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

•	each person who is known by us to beneficially own 5% or more of the Common Stock;
•	each of our directors and named executive officers; and
•	all of our directors and executive officers, as a group.

Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our Common Stock exercisable within 60 days after the Record Date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

Name and Address of Stockholders*	Shares Beneficially Owned		Percentage Ownership(1)

New Hope Partners LLC(2)	390,768,597		19.54%
James T. Dunn	188,955,196	(3)	9.45%
Jerry Braatz Sr.	195,515,399		9.78%
Myles A. Pressey, III	150,000,000		7.5%
James C. Walter, Sr. (CEO, CFO and Director)	422,185,750	(4)	21.11%
Officers and Directors as a group (1) persons	422,185,750		21.11%

*Each stockholder’s address is c/o Indigo Energy, Inc. 74 N. Pecos Road, Suite D, Henderson, Nevada 89074.

(1)	Based on an aggregate of 2,000,000,000 shares outstanding as of September 16, 2014.
(2)	New Hope Partners is managed by managers.
(3)	Includes (i) 112,454,355 shares held personally by Mr. Dunn, and (ii) 76,500,841 shares held by New Hope Partners LLC in which Mr. Dunn is deemed do have a pecuniary interest, and with respect to which Mr. Walter has shared investment and voting power by virtue of being a Member and serving as a Manager. Mr. Walter otherwise disclaims beneficial ownership of the shares held by New Hope Partners LLC.
(4)	Includes (i) 241,591,404 shares held personally by Mr. Walter, and (ii) 180,594,346 shares held by New Hope Partners LLC, with respect to which Mr. Walter has shared investment and voting power by virtue of owning an equity interest of approximately 46% and serving as a Manager. Mr. Walter otherwise disclaims beneficial ownership of the shares held by New Hope Partners LLC.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock. Our Board of Directors and majority stockholders approved the proposed corporate actions on the Record Date. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS

It is contemplated that brokerage houses will forward this Information Statement to beneficial owners of our Common Stock.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

October __, 2014	By Order of the Board of Directors

/s/ James C. Walter, Sr.
Name: James C. Walter, Sr.
Title: President and Director

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

INDIGO-ENERGY, INC.,

a Nevada corporation

ARTICLE I

The name of the corporation is Indigo-Energy, Inc. (the “Corporation”).

ARTICLE II

The Corporation may engage in any lawful activity.

ARTICLE III

Section 1. Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 2,200,000,000 shares. 2,000,000,000 shares shall be Common Stock, par value $.001 per share, and 200,000,000 shares shall be Preferred Stock, par value $.001 per share. Upon the effective date of the filing of these Amended and Restated Articles of Incorporation of the Corporation with the Nevada Secretary of State, the shares of Common Stock then outstanding are reverse split, on a one (1) for forty-four (44) basis (the “2014 Reverse Stock Split”); provided, however, that no fractional shares of Common Stock will result from the 2014 Reverse Stock Split, and any fractional share of Common Stock that otherwise would result from the 2014 Reverse Stock Split for any holder thereof shall automatically be rounded up to the nearest whole number of shares. The 2014 Reverse Stock Split shall not affect the total number of shares of Common Stock that the Corporation is authorized to issue, which, notwithstanding the 2014 Reverse Stock Split, is 2,000,000,000 shares. The 2014 Reverse Stock Split shall not affect the total number of shares of Preferred Stock that the Corporation is authorized to issue, which, notwithstanding the 2014 Reverse Stock Split, is 200,000,000 shares. Before the effective date of the filing of these Amended and Restated Articles of Incorporation of the Corporation with the Nevada Secretary of State, (a) 25,000,000 shares of Preferred Stock had been designated Series A Convertible Super Preferred Stock (and later reduced to 24,993,750 shares of Preferred Stock designated Series A Convertible Super Preferred Stock), none of which is currently outstanding or available for future issuance or re-designation; (b) 75,000,000 shares of Preferred Stock had been designated Series B Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation; (c) 100 shares of Preferred Stock had been designated Series C Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation; and (d) 100 shares of Preferred Stock had been designated Series D Convertible Preferred Stock, none of which is currently outstanding or available for future issuance or re-designation. As of the effective date of the filing of these Amended and Restated Articles of Incorporation of the Corporation with the Nevada Secretary of State, no shares of Preferred Stock of the Corporation are outstanding.

Section 2. Rights, Preferences, Privileges and Restrictions of Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Corporation’s Board of Directors (the “Board of Directors”) hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in these Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

Section 3. Common Stock.

1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2. Liquidation Rights. Subject to the rights of, and upon the completion of any distribution that may be required with respect to, any series of Preferred Stock that from time to time may come into existence, upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

3. Redemption. The Common Stock is not redeemable.

4. Voting Rights. The holder of each share of Common Stock shall have the right to one (1) vote for each such share, shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation and shall be entitled to vote upon such matters and in such manner as may be provided by law.

Section 4. No Preemptive Rights. The stockholders of the Corporation do not have preemptive rights to acquire unissued shares, treasury shares or securities convertible into such shares of the Corporation under Nevada Revised Statutes Section 78.265.

ARTICLE IV

The Board of Directors is authorized, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE V

The governing board of the Corporation shall be styled as a “Board of Directors,” and any member of such Board of Directors shall be styled as a “director.” The number of directors of the Corporation may be fixed and increased or decreased in the manner provided in the Bylaws of the Corporation, provided that the number of directors shall never be less than one (1). In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote that are not filled by such stockholders, may be filled by the remaining directors, though less than a quorum. Notwithstanding the foregoing, whenever the holders of any one or more series of shares of Preferred Stock issued by the Corporation have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article III(B) hereof.

ARTICLE VI

The personal liability of the directors and officers of the Corporation hereby is eliminated to the fullest extent permitted by Nevada Revised Statutes, Chapter 78, as the same exists or hereafter may be amended. No director or officer of the Corporation will be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300. No amendment, modification or repeal of this Article VI applies to or has any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

ARTICLE VII

The Corporation shall, to the fullest extent permitted by the laws of the State of Nevada, as the same exist or hereafter may be amended (but in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such laws permitted the Corporation to provide before such amendment), indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person or a person for whom such person is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer of the Corporation or at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against and from all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this Article VII or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith. The Corporation may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Corporation, and to persons who are serving or did serve at the request of the Corporation as an employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as provided to the directors and officers of the Corporation pursuant to the foregoing provisions of this Article VII.

The indemnification provided for herein shall not be deemed exclusive of any other right to which a person indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions of such person in such person’s official capacity and as to actions of such person in another capacity while holding such office. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against any liability asserted against such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Nevada Revised Statutes, Chapter 78. The expenses of any director or officer, current or past, incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation as incurred and in advance of the final disposition of such action, suit or proceeding upon the Corporation’s receipt of an undertaking by or on behalf of such current or past director or officer to repay the Corporation for all of such expenses if it ultimately is determined by a court of competent jurisdiction that such current or past director or officer is not entitled to be indemnified by the Corporation. The indemnification provided for herein shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation, or who has ceased to serve at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. No amendment, modification or repeal of this Article VII applies to or has any effect on any right or protection of any director, officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, existing at the time of such amendment, modification or repeal.

ARTICLE VIII

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by Nevada Revised Statutes, Chapter 78 or other statutes or laws of the State of Nevada, the Board of Directors is expressly authorized: (i) to make, adopt, amend, alter or repeal the Bylaws of the Corporation, except as and to the extent otherwise provided in such Bylaws; (ii) from time to time to adopt Bylaw provisions with respect to indemnification of directors, officers, employees, agents and other persons as the Board of Directors deems expedient and in the best interests of the Corporation and to the extent permitted by law; and (iii) to fix and determine designations, preferences, privileges, rights and powers, and relative, participating, optional or other special rights, qualifications, limitations or restrictions, on the capital stock of the Corporation as provided by Nevada Revised Statutes Section 78.195, unless otherwise provided herein.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the District Courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or other agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of Title 7 of the Nevada Revised Statutes or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to such District Courts having personal jurisdiction over the indispensable parties named as defendants therein.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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